Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

33.Subsequent events

Since the beginning of 2020, outbreak of COVID-19 has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities across China. As substantially all of the Group’s revenue and workforce are concentrated in China, the Group’s business operations and financial condition, results of operations and cash flows for 2020 have been and will likely continue to be adversely affected by the COVID-19 outbreak, including but not limited to negative impact to revenues, slower collection of receivables and potential additional credit loss for receivables or impairment for investment. Given the uncertainty surrounding the outbreak of COVID-19, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.